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                                                                   Exhibit 10.16

                             CONFIDENTIAL TREATMENT


                     THE FOLLOWING IS A REDACTED VERSION OF
                      AMENDMENT NO. 3 TO THE OEM AGREEMENT
                          DATED AS OF DECEMBER 18, 1997
                        BY AND BETWEEN STORAGE TECHNOLOGY
                     CORPORATION AND INTERNATIONAL BUSINESS
                              MACHINES CORPORATION.

                       THIS MATERIAL IS BEING SUBMITTED IN
                          CONNECTION WITH A REQUEST FOR
                       CONFIDENTIAL TREATMENT PURSUANT TO
                         RULE 24b-2 UNDER THE SECURITIES
                            AND EXCHANGE ACT OF 1934



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September 19, 1998

[**]
Storage Technology Corporation
2270 South 88th Street
Louisville, Colorado 80028-0001


     Re: Amendment No. 3
         OEM Agreement dated December 18, 1997, as amended, between International Business Machines Corporation and Storage Technology Corporation (the "OEM Agreement")

Dear [**]:

This letter is an amendment to the above-referenced OEM Agreement. The following changes are hereby made and agreed upon by International Business Machines Corporation ("IBM") and Storage Technology Corporation ("STK") to such agreement:

1. The following is added as a separate paragraph in Section 6.2 of the base OEM agreement:

     "Notwithstanding anything to the contrary, if IBM submits to STK during the period from [**] to [**] a [**] in accordance with [**] that [**] less than [**] for the immediately following quarter, then such [**] shall be considered by the Parties as a [**] for the [**] in which IBM will be entitled to purchase [**] from STK under the Agreement, and IBM will submit to STK a [**] for such [**] that have been [**] the beginning of such [**]."

2. The payment term of [**] for 1999 or later in Section 7.10(a) of the base OEM agreement is changed to [**].

3. The maximum percentage of [**] in Section 10.3 of the base OEM agreement is changed to [**]. In addition, the following sentence is added to the end of
     Section 10.3 of the base OEM agreement: "Notwithstanding the foregoing, the [**] shall not apply to the monthly build forecast that IBM previously submitted to STK at the beginning of [**].

4. The following is added as Section 3.8 to Attachment 1 to Exhibit 3, i.e., the Statement of Work:

     "STK shall [**] into [**] that are to be provided by [**] to [**] under the Agreement by [**] to be provided by, IBM."



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5.   The description of [**] in Section 4.3(c), Funding of Deliverables, in
     Attachment 1 to Exhibit 3, i.e., Statement of Work, is changed to the following: [**].

6. The description of [**] in Section 4.3(c), Funding of Deliverables, in Attachment 1 to Exhibit 3 i.e., Statement of Work, is changed to the following: [**] as described in the previously executed Amendment No. 2 to the OEM Agreement.

7. The [**] Deliverable that appears in Section 6, Deliverables, Schedules and Adjustments, of Attachment 1 to Exhibit 3 i.e., the Statement of Work, is replaced with the following:

"Deliverable         Type          ESP Date          Volume         Adjustment
------------         ----          --------          ------         ----------
   [**]              [**]            [**]             [**]             [**]


8. The following footnote is added to the description of [**] for [**] products that appears in the [**] Deliverable in Section 6, Deliverables, Schedules and Adjustments, of Attachment 1 to Exhibit 3, i.e., the Statement of Work:

     [**]

9. The third paragraph in Section E (1), Adjustment for Failure to Meet Volume Date, of Appendix B to Attachment 1 of Exhibit 3 i.e., Completion and
     Acceptance Criteria, that begins with "If the Parties agree on ...." is replaced with the following paragraph:

     "If StorageTek fails to meet the Volume Date for [**] associated with the [**] Deliverable, then IBM shall receive [**] to be used against its [**] that is equal to [**], as stated below, for each failure. If StorageTek fails to meet the Volume Date for [**] associated with the [**] Deliverable, then IBM shall receive [**] to be used against its [**] that is equal to [**], as stated below, for each failure."

10. The words ", including [**] for [**] are added after the word "software" that appears in the fourth line of Section 3.1(e), Grant of Licenses, in Attachment 2 to Exhibit 3, i.e., Description of Licensed Works.

11. The [**] of [**] for each workload in Schedule 5 of Appendix A of Attachment 1 to Exhibit 3, i.e., the Statement of Work, is changed to [**]. In addition, the [**] of [**] in Schedule 5 of Appendix A of Attachment 1 to Exhibit 3, i.e., the Statement of Work, is changed to [**].

12.  The paragraph in Section 26.3, Notices, of the base OEM agreement that begins with "Either Party may change any address at which ...." is changed to "Either Party may change any person who, or address at which it, will receive notices by notifying the other Party in writing."


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All other terms and conditions of the OEM Agreement that are unaffected by this amendment shall remain in full force and effect. If your company agrees with the foregoing, please indicate its acceptance by signing both copies of this letter, and returning them to me for IBM's execution.

Sincerely,



[**]


ACCEPTED AND AGREED TO:
STORAGE TECHNOLOGY                                       INTERNATIONAL BUSINESS
CORPORATION                                              MACHINES CORPORATION

[**]                                                     [**]






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